SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 29, 2003


                         BrandAid Marketing Corporation
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


           Delaware                0-28772                35-1990559
        ---------------          ------------         -------------------
        (State or other          (Commission           (I.R.S. Employer
        jurisdiction of          File Number)         Identification No.)
        incorporation)


      1715 Stickney Point Rd, Suite A-12 Sarasota, Florida      34231
      ----------------------------------------------------    ----------
            (Address of principal executive offices)          (Zip Code)


                                 (941) 925-8312
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 5 - Other Events

On June 11, a Motion for Judgment, case # LR 1335-3 was filed in the Circuit Court for the City of Richmond, against Paul Sloan, and Peter Markus, by American Cystallographic Associates, Carol A. Ayers, Chaim Borenstein, Howard Borenstein, Howard Borenstein IRA, Lawrence Borenstein, Shari Borenstein, Bernard Cohen, Bernard Cohen IRA, Ari Friedman, Edmond Public Schools Foundation, Robert Gluck, Joseph Knopf, Yechiel Landau, Marvin Mermelstein, Robert Mosley, dov Peikes, Jack Rajchenback, Barry Ray, Helen Ray, Joseph Ray, Sherwin Ray, Joseph Ray, Bernard Rosenberg, David Rosenberg, Y. Schkop, H. Louis Salomonsky, Daniel Shabat, Joey Stern, and S. Voight seeking compensatory damages in the total amount of $10,700,000. This is an action for securities fraud, misreprentation, omissions, and unethical businesses practices concerning the plaintiffs' investment in a public company called Brandaid Marketing Corporation (BAMK).


ITEM 7 - EXHIBITS

The following exhibit is attached and filed electronically herewith:

         Exhibit Number            Name of Exhibit

         99.1                      Motion for Judgment, case # LR 1335-3


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                                   Signatures


Pursuant to the requirement of the Securities Exchange Act of 1934, Steven Biss as attorney for the shareholders has duly filed this report and its respective exhibits.

                                  /S/ Steven S. Biss
                                  -----------------------------------
                                  Steven Biss as attorney for certain
                                  shareholders of Brandaid Marketing Corporation



Date: June 13, 2003





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                                TABLE OF EXHIBITS



         Exhibit Number            Name of Exhibit

         99.1                      Motion for Judgment, case # LR 1335-3







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